UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) July 1, 2025

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3702
	72-1229752		82-2212934

1-32718	ENTERGY LOUISIANA, LLC
(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000
47-4469646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Texas

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 solely with respect to Entergy New Orleans, LLC, a Texas limited liability company (“Entergy New Orleans”) and majority-owned, indirect subsidiary of Entergy Corporation, a Delaware corporation (the “Company”).

Item 7.01. Regulation FD Disclosure

On July 1, 2025, the Company issued a press release announcing that Entergy New Orleans, Entergy Louisiana, LLC, a Texas limited liability company (“Entergy Louisiana”) and majority-owned, indirect subsidiary of the Company, and two separate affiliates of Bernhard Capital Partners Management, LP, a Delaware limited partnership (“Bernhard Capital Partners”), closed on the Transactions described in Item 8.01. The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01. The press release is attached hereto as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 shall be deemed “furnished” and not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

As previously disclosed, in October 2023, each of Entergy New Orleans and Entergy Louisiana entered into separate Purchase and Sale Agreements (collectively, the “PSAs”) with respect to the sale of their respective regulated natural gas local distribution company businesses to two separate affiliates of Bernhard Capital Partners. Pursuant to the PSAs, Delta New Orleans Gas Company, LLC, a Delaware limited liability company (formerly known as Delta States Utilities NO, LLC), acquired Entergy New Orleans’ regulated natural gas local distribution company business serving customers in the Parish of Orleans, Louisiana (the “ENO Gas Business”), and Delta Capital Gas Company, LLC, a Delaware limited liability company (formerly known as Delta States Utilities LA, LLC), acquired Entergy Louisiana’s regulated natural gas local distribution company business serving customers in the Parish of East Baton Rouge, Louisiana (the “ELL Gas Business”) (such transactions, the “Transactions”).

The Transactions closed on July 1, 2025. The base purchase price for the ENO Gas Business was $285.5 million, and the base purchase price for the ELL Gas Business was $198 million, in each case subject to certain adjustments.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 1, 2025, issued by Entergy Corporation

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Louisiana, LLC
Entergy New Orleans, LLC

By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: July 1, 2025